Exhibit  32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of Mason Hill Holdings, Inc. (the "Company") for the year ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Geoffrey Eiten, Chief Executive Officer and Chief Financial Officer of Mason Hill Holdings, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  July 7,  2004

                                      /s/Geoffrey  Eiten
                                      Chief  Executive  Officer

                                      Geoffrey  Eiten
                                      Chief  Financial  Officer